UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2023 (February 15, 2023)

VERDE CLEAN FUELS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40743	85-1863331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis Street, Suite 5050

Houston, Texas 77002

(469) 398-2200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common stock, par value $0.0001 per share	VGAS	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	VGASW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed by Verde Clean Fuels, Inc. (the “Company”) on February 21, 2023 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 (i) amends the consolidated financial statements provided under Item 9.01(a) and (b) in the Original Report to include the audited consolidated financial statements of Bluescape Clean Fuels Intermediate Holdings, LLC, a Delaware limited liability company (“Intermediate”) as of and for the years ended December 31, 2022 and 2021, (ii) includes the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Intermediate for the years ended December 31, 2022 and 2021, and (iii) includes the unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2022.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report, except as indicated below under Item 9.01. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Intermediate as of and for the years ended December 31, 2022 and 2021 and the related notes thereto are filed herewith as Exhibit 99.1 and incorporated herein by reference.

Also included herewith as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Intermediate for the years ended December 31, 2022 and 2021.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2022 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Audited financial statements of Bluescape Clean Fuels Intermediate Holdings, LLC as of and for the years ended December 31, 2022 and 2021.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Bluescape Clean Fuels Intermediate Holdings, LLC for the years ended December 31, 2022 and 2021.
99.3	Unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2023

VERDE CLEAN FUELS, INC.

By:	/s/ Ernest Miller
Ernest Miller
Chief Executive Officer and Interim Chief Financial Officer

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